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                                 EXHIBIT 10.38

                               SECOND AMENDMENT
                                    TO THE
                    LAW COMPANIES GROUP, INC. PENSION PLAN
                            AS AMENDED AND RESTATED
                        EFFECTIVE AS OF JANUARY 1, 1989


     THIS SECOND AMENDMENT to the Law Companies Group, Inc. Pension Plan, As Amended and Restated Effective as of January 1, 1989 (the "Plan"), made as of the day and year last appearing below, by Law Companies Group, Inc. (the "Company"), to be effective as noted below.


                                  WITNESSETH:


     WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its employees and their beneficiaries, and, pursuant to Section 8.4 thereof, the Company has the right to amend the Plan at any time; and

     WHEREAS, the Company wishes to amend the Plan at this time for the purpose of eliminating the service requirement applicable for early retirement;

     NOW, THEREFORE, the Plan is hereby amended as follows effective as indicated below:

                                      I.


     Section 1.24 of the Plan is amended effective as of February 14, 1997, to read as follows:

          1.24 EARLY RETIREMENT AGE - with respect to a Participant, 55 years of age.

                                      II.

     All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.
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     IN WITNESS WHEREOF, this First Amendment to the Plan has been executed by the Company and its corporate seal attached hereto this 14/th/ day of February, 1997.

                                        COMPANY:

[CORPORATE SEAL]                            LAW COMPANIES GROUP, INC.
ATTEST:




                                        By: /s/ Bruce C. Coles
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                                        Title:
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By: /s/ Darryl B. Segraves
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Title:
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